BOARD OF ADVISORS TERMINATION AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of June 10, 2008.

BETWEEN:

FOX PETROLEUM INC., a Nevada corporation, with an address at 64 Knightsbridge, London, SW1X 7JF, UK;

("**Fox**");

AND:

AIMWELL ENERGY LIMITED, with an address at 10 Rosebery Avenue, Harpenden, Herts, AL5 2QP;

(the "**Advisor**").

WHEREAS:

A. Fox and the Advisor entered into a board of advisors agreement in 2007 (the "Advisory Agreement");

B. Fox and the Advisor wish to terminate the Advisory Agreement subject to the terms and conditions of this Agreement;

C. In consideration for the services performed by the Advisor under the Advisory Agreement, Fox wishes to issue 20,000 shares of restricted common stock of Fox to the Advisor;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the parties agree as follows:

1. The Advisory Agreement and the obligations of the parties thereunder are hereby terminated effective as of the date of this Agreement and neither of the parties thereunder shall have any further obligation under the Advisory Agreement to the other party thereto.

2. Fox agrees to issue ~~10,000~~ 20,000 shares of restricted common stock of Fox to the Advisor, or such other person or entity as the Advisor may direct;

3. Each party shall execute and deliver all such further and other agreements, assurances, undertakings, acknowledgments and documents, cause such meetings to be held, resolutions passed and to do or cause to be done and perform all acts or things necessary or desirable to give full effect to the provisions of this Agreement.

4. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors, personal representatives and permitted assigns.

5. This Agreement may be executed in counterparts and delivered via facsimile or other electronic means.

6. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada and will be treated, in all respects, as a Nevada contract.

7. This Agreement may only be modified or amended by a written document signed by each party to this Agreement.

EXECUTED as of the date first written above.

FOX PETROLEUM INC.

Per: ______________________
Authorized Signatory

WITNESSED BY:

____
Signature

Philip K. Mann
Name

Three Trees, Hill Park, Ballakillowey
Address

Colby, Isle of Man, IM9 4BF

Finance Manager
Occupation

____

(name, printed) MICHAEL ROSE

Authorized signatory, AIMWELL ENERGY LIMITED